UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2006

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On March 6, 2006, Advance America, Cash Advance Centers, Inc. (the “Company”) announced that the lending bank for which it markets, processes, and services payday cash advances and installment loans in Pennsylvania will cease its payday cash advance and installment loan originations as of the close of business on March 27, 2006. The Company will continue through August 31, 2006 to service all payday cash advances and installment loans that are outstanding as of March 27, 2006. The related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 6, 2006, of Advance America, Cash Advance Centers, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 6, 2006

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit Number	Description

99.1	Press Release, dated March 6, 2006, of Advance America, Cash Advance Centers, Inc.